EXHIBIT 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE
April 5, 2013

BLUE DOLPHIN REPORTS FOURTH QUARTER AND FISCAL YEAR 2012
FINANCIAL RESULTS, RECORD FULL YEAR REVENUE

Houston, April 5, 2013 / PR Newswire / -- Blue Dolphin Energy Company (“Blue Dolphin,” “we” and “our”) announced financial results for the quarter and year ended December 31, 2012.

For the year ended December 31, 2012, we reported a net loss of $18,284,632 (which includes $13,879,311 in non-cash charges related to impairment and discontinued operations as described below), or a loss of $1.78 per fully diluted share, on record total revenue from operations of $352,094,714 compared to a net income of $183,854, or an income of $0.02 per fully diluted share, with no revenue from operations for the year ended December 31, 2011.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011

Total revenue from operations	$117,168,511	$-	$352,094,714	$-
Total cost of operations	(120,792,500)	(146,047)	(365,527,510)	(663,128)

Loss from continuing operations	(3,623,989)	(146,047)	(13,432,796)	(663,128)

Total other income (expense)	(92,553)	92,752	(398,592)	846,982

Income (loss) from continuing operations before income taxes	(3,716,542)	(53,295)	(13,831,388)	183,854
Income tax expense	5,969	-	(9,678)	-
Net income (loss) from continuing operations, net of tax	(3,710,573)	(53,295)	(13,841,066)	183,854
Loss from discontinued operations, net of tax	(4,443,566)	-	(4,443,566)	-
Net income (loss)	$(8,154,139)	$(53,295)	$(18,284,632)	$183,854

Basic and diluted earnings (loss) per common share
Continuing operations	$(0.35)	$(0.01)	$(1.35)	$0.02
Discontinued operations	$(0.42)	$-	$(0.43)	$-
Basic and diluted earnings (loss) per common share	$(0.77)	$(0.01)	$(1.78)	$0.02

Financial Highlights

Financial results for the year ended December 31, 2012 included:

●
positive cash flow from operations of $67,327; for the three months ended December 31, 2012, we experienced positive cash flow from operations of $3,112,606. This represented an increase compared to negative cash flow from operations of $28,017 for the third quarter of 2012, negative cash flow from operations of $1,438,903 for the second quarter of 2012 and negative cash flow from operations of $1,578,359 for the first quarter of 2012.  Our liquidity improvement quarter over quarter was primarily the result of improved margins on sales of refined products;

●	non-cash charges totaling $13,879,311 related to impairment and discontinued operations were as follows:

–
an impairment totaling $9,435,745, consisting of $7,990,025 related to our pipeline fixed assets and $1,445,720 related to goodwill.  Due to the continued weakness in our pipeline transportation and oil and gas exploration production business segments and the uncertainty of the timing and speed of recovery, an impairment of the pipeline was deemed necessary.  All of the goodwill was associated with our pipeline transportation and oil and gas exploration production business segments; and

–
discontinued operations, net of tax, totaling $4,443,566.  In November 2012 we entered into a sale and purchase agreement with Blue Sky Langsa, Ltd. for the disposal of our 7% working interest in the North Sumatra Basin-Langsa Field (“Indonesia”).  Operations associated with Indonesia were discontinued in 2012; and

●
an abandonment expense of $1,184,549 associated with plugging and abandonment costs for High Island A-7. The amount recognized reflects the amount incurred less the amount reserved for the abandonment retirement obligation liability, which was $141,099.

Business Segments

In February 2012, we acquired 100% of the membership interest of Lazarus Energy, LLC (“LE”), which owns a crude oil and condensate processing facility located on a 56-acre site in Nixon, Wilson County, Texas (the “Nixon Facility”).  In October 2012, we acquired 100% of the membership interest of Lazarus Refining & Marketing, LLC (“LRM”), which conducts petroleum storage and terminaling operations under third-party lease agreements at the Nixon Facility. As a result of the acquisitions of LE and LRM, our primary business segment is refinery operations, which includes (i) refining of crude oil into marketable finished and refined products, such as Non-Road, Locomotive and Marine Diesel Fuel (“NRLM” or “off-road diesel”), naphtha and atmospheric gas oil and (ii) petroleum storage and terminaling.  Increases in Blue Dolphin’s revenue, operating expenses and other related costs in 2012 compared to 2011 were primarily attributable to the refinery operations business segment.

Operational Update

For the quarter and year ended December 31, 2012, the Nixon Facility operated for 88 days and 326 days, respectively.  For the same period, average throughput at the Nixon Facility was approximately 11,900 barrels per day (“bpd”), or 79% of operating capacity, and approximately 9,700 bpd, or 65% of operating capacity, respectively.  For the quarter and year ended December 31, 2012, feedstock runs at the Nixon Facility, which represents barrels of crude oil processed, totaled 1,050,189 barrels (“bbls”) and 3,175,283 bbls, respectively.  For the same period, refinery production totaled 1,030,680 bbls and 3,116,649 bbls, respectively. The Nixon Facility generated earnings before interest, income taxes and depreciation (“EBITDA”) of $1,259,012 for the year ended December 31, 2012.  The Nixon Facility had 85,000 bbls of tankage under lease agreement for the year ended December 31, 2012 compared to 20,000 bbls of tankage under lease agreement for the year ended December 31, 2011.

Non-GAAP Financial Measures

This press release and its attachments include EBITDA, a financial measures defined as non-GAAP by the Securities and Exchange Commission. EBITDA is adjusted for:  (i) items that do not impact Blue Dolphin’s income or loss from continuing operations, such as the impact of accounting changes, (ii) income taxes and (iii) interest expense (or income).  Management excludes interest expense (or income) and other expenses or income not pertaining to the operations of Blue Dolphin’s business segments from this measure so that investors may evaluate Blue Dolphin’s current operating results without regard to Blue Dolphin’s financing methods or capital structure.

Blue Dolphin’s financial measures may be different than non-GAAP financial measures used by other companies.  The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (“GAAP”).  An explanation of our non-GAAP financial measure and a reconciliation of the financial measure to the GAAP financial measure Blue Dolphin considers most comparable are presented in “Part II, Item 7. Management’s Discussion of Financial Condition and Results of Operations -- EBITDA” and “Part II, Item 8. Financial Statements and Supplementary Data -- Note (6) Business Segment Information” of Blue Dolphin’s annual report on Form 10-K for the year ended December 31, 2012.

About Blue Dolphin

Blue Dolphin Energy Company (OTCQX: BDCO) is an independent refiner and marketer of petroleum products in the Eagle Ford Shale.  Our primary business is refinery operations, which includes the refining of crude oil into marketable finished and refined products and petroleum storage and terminaling. We also gather and transport oil and natural gas, as well as hold leasehold interests in oil and natural gas properties.  For additional information, visit Blue Dolphin's corporate website at http://www.blue-dolphin-energy.com.

Contact:
Jonathan P. Carroll
Chief Executive Officer and President
713-568-4725

Certain of the statements included in this press release, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are “forward-looking” statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to: the potential reorganization of Blue Dolphin from a publicly traded “C” corporation to a publicly traded master limited partnership; crude oil  and refined petroleum product price fluctuations; significant dependent relationship with Genesis Energy, LLC and its affiliates; key supplier failure; loss of market share with or by a key customer; declaration of an event of default related to our long-term indebtedness; failure to comply with other forbearance agreements relating to our long-term indebtedness; and the factors set forth under the heading “Risk Factors” in Part I, Item 1A of Blue Dolphin’s annual report on Form 10-K for the year ended December 31, 2012.  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
Condensed Consolidated Balance Sheets

	December 31,
	2012	2011
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$420,896	$1,822
Restricted cash	89,593	192,004
Accounts receivable, net	15,398,755	-
Prepaid expenses and other current assets	228,314	58,713
Deposits	1,236,447	473,026
Inventory	2,300,692	4,533,961
Total current assets	19,674,697	5,259,526

Property, plant and equipment, net	35,862,085	32,307,929

Debt issue costs, net	532,335	566,133
Other assets	9,463	10,468
Trade name	303,346	-

TOTAL ASSETS	$56,381,926	$38,144,056

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$19,171,013	$4,841,859
Accounts payable, related party	1,594,021	908,139
Note payable	43,941	46,318
Accrued expenses and other current liabilities	725,238	744,921
Interest payable, current portion	640,352	995,916
Long-term debt, current portion	1,816,960	1,839,501
Total current liabilities	23,991,525	9,376,654

Long-term liabilities:
Asset retirement obligations	921,260	-
Long-term debt, net of current portion	13,989,517	12,455,102
Long-term interest payable, net of current portion	858,784	650,214
Total long-term liabilities	15,769,561	13,105,316

TOTAL LIABILITIES	39,761,086	22,481,970

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock ($0.01 par value, 20,000,000 shares authorized, 10,563,297 and 8,426,456	105,633	84,265
shares issued and outstanding at December 31, 2012 and December 31, 2011, respectively)
Additional paid-in capital	36,524,142	17,302,124
Accumulated deficit	(20,008,935)	(1,724,303)
Total stockholders' equity	16,620,840	15,662,086

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$56,381,926	$38,144,056

See Notes to Consolidated Financial Statements in Blue Dolphin’s
annual report on Form 10-K for the year ended December 31, 2012.

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
Condensed Consolidated Statements of Operations

	Twelve Months Ended December 31,

	2012	2011
REVENUE FROM OPERATIONS
Refined product sales	$351,665,234	$-
Pipeline operations	406,812	-
Oil and gas sales	22,668	-

Total revenue from operations	352,094,714	-

COST OF OPERATIONS
Cost of refined products sold	342,035,755	-
Refinery operating expenses	8,603,155	-
Pipeline operating expenses	391,169	-
Lease operating expenses	57,122	-
General and administrative expenses	2,076,946	645,444
Depletion, depreciation and amortization	1,622,864	17,684
Abandonment expense	1,184,549	-
Impairment expense	9,435,745	-
Bad debt expense	9,508	-
Accretion expense	105,032	-
Loss on disposal of property and equipment	5,665	-

Total cost of operations	365,527,510	663,128

Loss from operations	(13,432,796)	(663,128)

OTHER INCOME (EXPENSE)
Net tank rental revenue	534,047	874,421
Interest and other income	21,940	23,901
Interest expense	(954,579)	(51,340)
Total other income (expense)	(398,592)	846,982

Income (loss) from continuing operations before income taxes	(13,831,388)	183,854
Tax expense
Current	(9,678)	-
Deferred	-	-
Income tax expense	(9,678)	-
Income (loss) from continuing operations, net of tax	$(13,841,066)	$183,854

Loss from discontinued operations, net of tax	$(4,443,566)	$-
Net income (loss)	$(18,284,632)	$183,854

Basic earnings (loss) per common share
Continuing operations	$(1.35)	$0.02
Discontinued operations	$(0.43)	$-
Basic earnings (loss) per common share	$(1.78)	$0.02

Diluted earnings (loss) per common share
Continuing operations	$(1.35)	$0.02
Discontinued operations	$(0.43)	$-
Diluted earnings (loss) per common share	$(1.78)	$0.02

Weighted average number of common shares outstanding:
Basic	10,284,152	8,426,456
Diluted	10,284,152	8,426,456

See Notes to Consolidated Financial Statements in Blue Dolphin’s
annual report on Form 10-K for the year ended December 31, 2012.

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
	Twelve Months Ended December 31,

	2012	2011
OPERATING ACTIVITIES
Net income (loss)	$(18,284,632)	$183,854
Loss from discontinued operations	4,443,566	-
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depletion, depreciation and amortization	1,611,708	17,684
Impairment expense	9,435,745	-
Unrealized loss on derivatives	136,100	-
Amortization of debt issue costs	33,799	33,799
Amortization of intangible assets	10,468	(10,468)
Accretion expense	105,032	-
Abandonment expense	503,454	-
Common stock issued for services	163,499	-
Bad debt expense	9,508	-
Changes in operating assets and liabilities (net of effects of acquisition in 2012)
Restricted cash	102,411	33,797
Accounts receivable	(14,724,996)	-
Prepaid expenses and other current assets	43,894	(58,712)
Deposits	(763,421)	(397,407)
Inventory	2,288,436	(4,484,521)
Accounts payable, accrued expenses and other liabilities	12,160,088	4,950,484
Accounts payable, related party	3,228,128	(16,227)
Net cash provided by operating activities - continuing operations	502,787	252,283
Net cash used in operating activities - discontinued operations	(435,460)	-
Net cash provided by operating activities	67,327	252,283

INVESTING ACTIVITIES
Capital expenditures	(2,852,460)	(3,507,850)
Cash acquired on acquisition	1,674,709	-
Net cash used in investing activities	(1,177,751)	(3,507,850)

FINANCING ACTIVITIES
Proceeds from issuance of debt	4,788,623	3,304,300
Payments on long term debt	(3,276,748)	(42,610)
Proceeds from notes payable	24,548	-
Payments on notes payable	(26,925)	(5,034)
Proceeds from excercse of stock options	20,000	-
Net cash provided by financing activities	1,529,498	3,256,656

Net increase in cash and cash equivalents	419,074	1,089

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,822	733
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$420,896	$1,822

Supplemental Information:
Non-cash investing and financing activities:
Related party payable converted to equity	$993,732	$-
Issuance of stock for acquisition of Blue Dolphin at fair value, inclusive
of cash acquired of $1,674,709	$18,046,154	$-
Accrued services payable converted to common stock	$183,500	$-

See Notes to Consolidated Financial Statements in Blue Dolphin’s
annual report on Form 10-K for the year ended December 31, 2012.

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
GAAP to Non-GAAP Reconciliation -- EBITDA

	Twelve Months Ended December 31, 2012
	Segment
			Oil and Gas
	Refinery	Pipeline	Exploration &	Corporate &
	Operations	Transportation	Production	Other(1)	Total
Revenue	$351,665,234	$406,812	$22,668	$-	$352,094,714
Operation cost(2)	$350,940,269	$8,676,242	$2,018,126	$2,270,009	363,904,646
Other non-interest income	$534,047	-	-	-	534,047
EBITDA	$1,259,012	$(8,269,430)	$(1,995,458)	$(2,270,009)

Depletion, depreciation and
amortization					(1,622,864)
Other income (expense), net					(932,639)

Loss from continuing operations,
before income taxes					$(13,831,388)

Loss from discontinued operations					$(4,443,566)

Capital expenditures	$2,852,460	$-	$-	$-	$2,852,460

Identifiable assets(3)	$52,745,767	$1,861,055	$48,247	$1,726,854	$56,381,926

(1)	Includes unallocated general and administrative costs associated with corporate maintenance costs (such as director fees and legal expenses) and goodwill impairment.
(2)
General and administrative costs are allocated based on revenue.  In addition, the effect of the economic hedges on refined products, executed by Genesis Energy, LLC (“Genesis”), is included within the operation cost of our Refinery Operations group.  Cost of refined products sold includes a realized loss of $90,507 and an unrealized gain of $136,100 for the year ended December 31, 2012.

(3)	Identifiable assets contain related legal obligations of each segment including cash, accounts receivable and payable and recorded net assets.

	Twelve Months Ended December 31, 2011
	Segment
			Oil and Gas
	Refinery	Pipeline	Exploration &	Corporate &
	Operations	Transportation	Production	Other(1)	Total
Revenue	$-	$-	$-	$-	$-
Operation cost(2)	645,444	-	-	-	645,444
Other non-interest income	874,421	-	-	-	874,421
EBITDA	$228,977	$-	$-	$-

Depletion, depreciation and
amortization					(17,684)
Other income (expense), net					(27,439)

Income from continuing operations
before income taxes					$183,854

Capital expenditures	$3,507,850	$-	$-	$-	$3,507,850

Identifiable assets(3)	$38,144,056	$-	$-	$-	$38,144,056

(1)	Includes unallocated general and administrative costs associated with corporate maintenance costs (such as director fees and legal expenses).
(2)	General and administrative costs are allocated based on revenue.
(3)	Identifiable assets contain related legal obligations of each segment including cash, accounts receivable and payable and recorded net assets.